UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 26, 2004

NORTHWEST INDIANA BANCORP

(Exact name of registrant as specified in its charter)

Indiana	000-26128	35-1927981

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9204 Columbia Avenue
Munster, Indiana 46321

(Address of principal executive offices) (Zip Code)

(219) 836-4400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

99.1     Earnings Release – Year Ended December 31, 2003

Item 12. Results of Operations and Financial Condition

     On January 26, 2004, NorthWest Indiana Bancorp issued a press release reporting its financial results for the year ended December 31, 2003. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2004

NORTHWEST INDIANA BANCORP

By:	/s/ David A. Bochnowski
	Name:	David A. Bochnowski
	Title:	Chairman of the Board and
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Earnings Release – Year Ended December 31, 2003